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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  July 13, 2007

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     CALIFORNIA                      0-51027                    33-0459135
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of July 11, 2007, the registrant, Consumer Portfolio Services, Inc. ("CPS") and its wholly owned subsidiary Folio Funding II, LLC ("Borrower") entered into agreements with Citigroup Financial Products Inc. as note purchaser and administrative agent, and with Wells Fargo Bank, National Association as trustee. Such agreements collectively constitute a term and revolving residual credit facility.

Under this facility, CPS has sold and intends to sell eligible residual interests in securitizations to the Borrower, which in turn has pledged and intends to pledge the residuals as collateral for floating rate borrowings from the Note Purchaser. The amount that may be borrowed is computed by the administrative agent using an agreed valuation methodology of the residuals, subject to an overall maximum principal amount of $120 million that may be borrowed represented by (i) a $60 million Class A-1 Variable Funding Note (the "Revolving Note"), and (ii) a $60 million Class A-2 Term Note (the "Term Note"). The facility's revolving feature is to expire by its terms after one year. The Term Note is due in two years.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to item 1.01 is incorporated herein by reference. The Borrower first incurred indebtedness under this facility in the amount of $60 million on July 13, 2007. The Company has used proceeds of that draw to repay all debt outstanding under its pre-existing residual credit facility, to repay all of its existing senior secured debt, and for transaction costs, leaving the remainder available for working capital and other corporate purposes. The Borrower intends to incur additional indebtedness from time to time under this facility.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report:

ITEM 99.1 News Release dated July 16, 2007 re $120 million residual credit facility.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.


Dated: July 17, 2007                 By: /s/ Jeffrey P. Fritz
                                         --------------------------------------
                                         Jeffrey P. Fritz
                                         Sr. Vice President and Chief
                                         Financial Officer

                                         Signing on behalf of the registrant
                                         and as principal financial officer

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                                  EXHIBIT INDEX


Exhibit Number      Description
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99.1                News Release dated July 16, 2007 re $120 million residual
                    credit facility.